                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: December 20, 2002
MONTHLY PERIOD:    November, 2002

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A)      The aggregate amount of the
                   distribution with respect to:

                                       Class A-1 Notes                      -
                                       Class A-2 Notes                      -
                                       Class A-3 Notes          10,064,920.20
                                       Class A-4 Notes             217,810.25
                                         Class B Notes              51,009.00

          (B)      The amount of the distribution
                   set forth in paragraph A.1 (A)
                   above in respect of interest on:


                                       Class A-1 Notes                      -
                                       Class A-2 Notes                      -
                                       Class A-3 Notes             411,018.27
                                       Class A-4 Notes             217,810.25
                                         Class B Notes              51,009.00

          (C)      The amount of the distribution set
                   forth in paragraph A.1 (A) above in
                   respect of principal on:

                                       Class A-1 Notes                      -
                                       Class A-2 Notes                      -
                                       Class A-3 Notes           9,653,901.93
                                       Class A-4 Notes                      -
                                         Class B Notes                      -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: December 20, 2002
MONTHLY PERIOD:    November, 2002

          (D)      The amount of the distribution set
                   forth in paragraph A.1 (A) above
                   per $1,000 interest in:

                                       Class A-1 Notes                      -
                                       Class A-2 Notes                      -
                                       Class A-3 Notes            89.86535893
                                       Class A-4 Notes             4.14166667
                                         Class B Notes             4.90000000

          (E)      The amount of the distribution set
                   forth in paragraph A.1 (B) above
                   per $1,000 interest in:

                                       Class A-1 Notes                      -
                                       Class A-2 Notes                      -
                                       Class A-3 Notes             3.66980598
                                       Class A-4 Notes             4.14166667
                                         Class B Notes             4.90000000

          (F)      The amount of the distribution set
                   forth in paragraph A.1 (C) above
                   per $1,000 interest in:

                                       Class A-1 Notes                      -
                                       Class A-2 Notes                      -
                                       Class A-3 Notes            86.19555295
                                       Class A-4 Notes                      -
                                         Class B Notes                      -

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.  Pool Balance and Note Principal Balance

          (A)    The Pool Balance at the close of
                 business on the last day of the
                 Monthly Period:
                                                               163,195,079.51

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  December 20, 2002
MONTHLY PERIOD:     November, 2002

          (B)       The aggregate outstanding principal
                    amount of each Class of Notes after
                    giving effect to payments allocated
                    to principal as set forth in
                    paragraph A.1 (C) above with
                    respect to:

                        Class A-1 Notes                                     -
                        Class A-2 Notes                                     -
                        Class A-3 Notes                        100,195,079.51
                        Class A-4 Notes                         52,590,000.00
                        Class B Notes                           10,410,000.00

          (C)       The Note Pool Factor for each Class
                    of Notes after giving affect to the
                    payments set forth in paragraph A.1 (C)
                    above with respect to:

                        Class A-1 Notes                                     -
                        Class A-2 Notes                                     -
                        Class A-3 Notes                            0.89459892
                        Class A-4 Notes                            1.00000000
                        Class B Notes                              1.00000000

          (D)       The amount of aggregate Realized Losses
                    for the preceding Monthly Period:              114,387.41

          (E)       The aggregate Purchase Amount for all
                    Receivables that were repurchased in
                    the Monthly Period:                             12,364.30

2. Servicing Fee

                    The aggregate amount of the Servicing Fee
                    paid to the Servicer with respect to the
                    preceding Monthly Period                        72,020.41

3. Payment Shortfalls

          (A)       The amount of the Noteholders' Interest
                    Carryover Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:

                        Class A-1 Notes                                     -
                        Class A-2 Notes                                     -
                        Class A-3 Notes                                     -
                        Class A-4 Notes                                     -
                        Class B Notes                                       -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                           Class A1 3.51% Asset Backed Notes
                           Class A2 3.89% Asset Backed Notes
                           Class A3 4.49% Asset Backed Notes
                           Class A4 4.97% Asset Backed Notes
                           Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  December 20, 2002
MONTHLY PERIOD:     November, 2002

          (B)       The amount of the Noteholders' Interest
                    Carryover Shortfall set forth in paragraph
                    3(A) above per $1,000 interest with respect to:

                           Class A-1 Notes                                  -
                           Class A-2 Notes                                  -
                           Class A-3 Notes                                  -
                           Class A-4 Notes                                  -
                           Class B Notes                                    -
4

          (A)       The aggregate amount of collections by
                    the Servicer during the preceding Monthly
                    Period:                                     10,839,789.92

          (B)       The aggregate amount which was received
                    by the Trust from the Servicer during
                    the Monthly Period:                         10,767,769.51

          (C)       The number of Receivables that are
                    delinquent for:

                               30-59 days                                  76
                               60-89 days                                  35
                          90 or more days                                  17
           Repossessed Autos in Inventory                                  17

M&I Auto Loan Trust 2001-1                                                Page 1
Monthly Servicing Report

Distribution Date                         December 20, 2002                                 Closing Date:            August 30, 2001
Collection Period Begin Date:              November 1, 2002                   Previous Distribution Date:          November 20, 2002
Collection Period End Date:               November 30, 2002          Previous Collection Period End Date:           October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics         Cutoff Balance        Coupon      Accrual Calendar     Legal Final Maturity      CUSIP
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                  $ 82,000,000.00       3.510%       Actual/360              August 20, 2002      55255PAA8
ii     Class A-2 Notes                  $ 90,000,000.00       3.890%         30/360              November 20, 2004      55255PAB6
iii    Class A-3 Notes                  $112,000,000.00       4.490%         30/360                 April 20, 2006      55255PAC4
iv     Class A-4 Notes                  $ 52,590,000.00       4.970%         30/360                 March 20, 2007      55255PAD2
v      Class B Notes                    $ 10,410,000.00       5.880%         30/360                  June 20, 2008      55255PAEO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances              Balance as of                     % of Original Balance               Unpaid Interest  Unpaid Interest
                               11/20/2002        12/20/2002        11/20/2002           12/20/2002     11/20/2002      12/20/2002
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes      $          0.00   $          0.00           0.00%               0.00%              -             -
ii     Class A-2 Notes      $          0.00   $          0.00           0.00%               0.00%              -             -
iii    Class A-3 Notes      $109,848,981.44   $100,195,079.51          98.08%              89.46%              -             -
iv     Class A-4 Notes      $ 52,590,000.00   $ 52,590,000.00         100.00%             100.00%              -             -
v      Class B Notes        $ 10,410,000.00   $ 10,410,000.00         100.00%             100.00%              -             -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                               Page 2
Monthly Servicing Report

Distribution Date                     December 20, 2002                                  Closing Date:               August 30, 2001
Collection Period Begin Date:          November 1, 2002                    Previous Distribution Date:             November 20, 2002
Collection Period End Date:           November 30, 2002           Previous Collection Period End Date:              October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

------------------------------------------------------------------------------------------------------------------------------------
I.     Initial Reserve Deposit                                         $1,735,000.00
ii     Beginning of Period Reserve Balance                             $2,602,500.00
iii    Specified Reserve Account Percent                                        1.00% of Current Pool Balance
iv     Specified Reserve Account Floor                                 $2,602,500.00
v      Specified Reserve Account Balance                               $2,602,500.00
vi     Reserve Account Release                                                  0.00
vii    Reserve Account Draws                                           $        0.00
viii   Reserve Account Deposits                                        $        0.00
ix     End of Period Reserve Balance                                   $2,602,500.00
x      Outstanding Simple Interest Advances                            $   73,908.54
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
D. Servicing

-----------------------------------------------------------------------------
I      Servicing Fee Percentage                                         0.50%
ii     Beginning of Period Servicing Shortfall                          0.00
iii    End of Period Servicing Shortfall                                0.00
-----------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 3
Monthly Servicing Report

Distribution Date                        December 20, 2002                                  Closing Date:            August 30, 2001
Collection Period Begin Date:             November 1, 2002                    Previous Distribution Date:          November 20, 2002
Collection Period End Date:              November 30, 2002           Previous Collection Period End Date:           October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                 Initial Balance     Balance as of     % of Original as of
                                                08/22/2001         10/31/2002          11/30/2002        10/31/2002    11/30/2002
------------------------------------------------------------------------------------------------------------------------------------
I      Principal Balance                     $347,000,000.07     $172,848,981.44     $163,195,079.51        49.81%        47.03%
ii     Number of Contracts                            25,198              16,702              16,131        66.28%        64.02%
iii    Weighted Average Coupon (WAC)                    9.01%               9.00%               9.00%
iv     Weighted Average Original Term                  59.70               59.84               59.85
v      Weighted Average Remaining Term                 51.23               38.48               37.57
vi     Weighted Average Seasoning                       8.47               21.36               22.29
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 4
Monthly Servicing Report

Distribution Date                        December 20, 2002                                  Closing Date:           August 30, 2001
Collection Period Begin Date:             November 1, 2002                    Previous Distribution Date:         November 20, 2002
Collection Period End Date:              November 30, 2002           Previous Collection Period End Date:          October 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
F.1 Portfolio Performance                          # of Contracts                % of # of Contracts
                                                     10/31/2002     11/30/2002        10/31/2002        11/30/2002     10/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
I      30-59 Days Delinquent                             73             76                 0.44%           0.47%       898,488.46
ii     60-89 Days Delinquent                             25             35                 0.15%           0.22%       268,551.08
iii    90-119 Days Delinquent                             9             13                 0.05%           0.08%       135,224.99
iv     120+ Days Delinquent                               5              4                 0.03%           0.02%        34,492.00
v      Repo in Inventory (Charged-Off)                    8             10                 0.05%           0.06%       105,239.93
vi     Repo in Inventory (Not Charged-Off)                5              7                 0.03%           0.04%        68,853.57
vii    Gross Charge-Offs in Period                       20             11                 0.12%           0.07%       143,801.66
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
F.1 Portfolio Performance                          Principal Balance                % of Principal Balance
                                                       11/30/2002      10/31/2002          11/30/2002
----------------------------------------------------------------------------------------------------------------
I      30-59 Days Delinquent                           791,011.46         0.52%               0.48%
ii     60-89 Days Delinquent                           376,907.12         0.16%               0.23%
iii    90-119 Days Delinquent                          152,071.38         0.08%               0.09%
iv     120+ Days Delinquent                             42,874.12         0.02%               0.03%
v      Repo in Inventory (Charged-Off)                 108,266.44         0.06%               0.07%
vi     Repo in Inventory (Not Charged-Off)              93,646.87         0.04%               0.06%
vii    Gross Charge-Offs in Period                     129,453.51         0.08%               0.08%
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
F.2 Ratios                                          Ratio
                                                 01/00/1900     10/31/2002     11/30/2002    3 Month Average
----------------------------------------------------------------------------------------------------------------
I      Net Loss Ratio                               0.17%          0.70%          0.82%           0.56%
ii     Delinquency Ratio                            0.25%          0.25%          0.35%           0.28%
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                        Dollar Amount                    % of Original Balance
                                                 10/31/2002       11/30/2002          10/31/2002         11/30/2002
---------------------------------------------------------------------------------------------------------------------
I      Gross Charge-Offs in Period              $  143,801.66     $  129,453.51         0.041%             0.037%
ii     Cumulative Gross Charge-Offs             $1,256,593.82     $1,386,047.33         0.362%             0.399%
iii    Net Losses in Period                     $  103,572.74     $  114,387.41         0.030%             0.033%
iv     Cumulative Net Losses                    $  910,666.62     $1,025,054.03         0.262%             0.295%
---------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 5
Monthly Servicing Report


Distribution Date                                    December 20, 2002      Closing Date:                           August 30, 2001
Collection Period Begin Date:                        November 1, 2002       Previous Distribution Date:           November 20, 2002
Collection Period End Date:                          November 30, 2002      Previous Collection Period End Date:   October 31, 2002



--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
I.     Borrower Interest Collections                                                  1,226,308.28
ii     Borrower Principal Collections                                                 9,501,312.94
iii    Net Liquidation Proceeds                                                          10,829.76
iv     Recoveries                                                                        15,066.10
v.     Simple Interest Advance                                                           73,908.54
vi.    Repurchase Amounts (Interest)                                                         58.58
vii.   Repurchase Amounts (Principal)                                                    12,305.72
viii.  Total Interest Collections                                                     1,300,275.40
ix.    Total Principal Collections                                                $   9,539,514.52
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

I. Pool Balance Reconciliation
--------------------------------------------------------------------------------------------------
I.     Beginning Pool Balance                                                       172,848,981.44
ii     Pool Balance Reductions from Principal Collections                             9,524,448.42
iii    Gross Charge-Offs in Period                                                      129,453.51
iv     Ending Pool Balance                                                          163,195,079.51
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

J. Total Available
--------------------------------------------------------------------------------------------------
I.     Total Pool Collections                                                     $  10,839,789.92
ii     Reinvestment Income from Reserve Account                                   $           0.00
           Reserve Account Balance                           $  2,602,500.00
           Specified Reserve Account Amount                  $  2,602,500.00
                                                             ---------------
iii    Reserve Account Release                                                                   -
iv     Reserve Account Draw                                                                   0.00
v      Collected Funds                                                            $  10,839,789.92
--------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 6
Monthly Servicing Report


Distribution Date                                    December 20, 2002      Closing Date:                           August 30, 2001
Collection Period Begin Date:                        November 1, 2002       Previous Distribution Date:           November 20, 2002
Collection Period End Date:                          November 30, 2002      Previous Collection Period End Date:   October 31, 2002



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Amount Available
K. Waterfall                                                     Calculation Steps     Amount Due    for Distribution  Amount Paid
-----------------------------------------------------------------------------------------------------------------------------------
I      Reimbursement of Outstanding Simple Interest Advances     $            0.00   $    58,047.45     10,839,789.92     58,047.45

           Servicing Fee                                                 72,020.41
           Previous Servicing Fee Shortfall                                   0.00
                                                                 =================
ii     Total Servicing Fee                                       $       72,020.41   $    72,020.41     10,781,742.47     72,020.41
iii    Class A Notes Interest Distribution                                               628,828.52     10,709,722.06    628,828.52
           Class A Notes Balance                                 $  162,438,981.44
           Pool Balance                                          $  163,195,079.51
                                                                 =================
iv     Priority Principal Distribution                           $            0.00                -     10,080,893.54             -
v      Class B Notes Interest Distribution                       $            0.00        51,009.00     10,080,893.54     51,009.00
vi     Reserve Fund Deposit                                      $            0.00   $         0.00     10,029,884.54             -
             a) Previous Class A-1 Notes                         $            0.00   $         0.00                 -             -
             b) Previous Note Balance - Pool Balance             $    9,653,901.93   $         0.00                 -             -
       X.)  MAX of a) and b)                                     $    9,653,901.93   $         0.00                 -             -
       Y.)  Priority Principal Distribution Amount               $            0.00   $         0.00                 -             -
                                                                 =================
vii    Regular Principal Distribution                            $    9,653,901.93   $ 9,653,901.93     10,029,884.54  9,653,901.93
viii   Release to Seller                                                                 375,982.61        375,982.61    375,982.61
-----------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 7
Monthly Servicing Report



Distribution Date                   December 20, 2002                                             Closing Date:      August 30, 2001
Collection Period Begin Date:        November 1, 2002                               Previous Distribution Date:    November 20, 2002
Collection Period End Date:         November 30, 2002                      Previous Collection Period End Date:     October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------

L. Bond Interest Distributions              Coupon     Number of Days in Pay Period   Current Interest   Previous Interest Shortfall

------------------------------------------------------------------------------------------------------------------------------------
       Total Class A Notes                                                              $628,828.52                  0.00
       Class A-1 Notes                      3.510%                  30                  $      0.00                  0.00
       Class A-2 Notes                      3.890%                  30                  $      0.00                  0.00
       Class A-3 Notes                      4.490%                  30                  $411,018.27                  0.00
       Class A-4 Notes                      4.970%                  30                  $217,810.25                  0.00
       Class B Notes                        5.880%                  30                  $ 51,009.00                  0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

L. Bond Interest Distributions              Accrued Interest     Total Bond          Total Bond        Interest
                                              on Interest       Interest Due       Interest Paid      Shortfall
----------------------------------------------------------------------------------------------------------------
       Total Class A Notes                        0.00           628,828.52          628,828.52          0.00
       Class A-1 Notes                            0.00                 0.00                   -          0.00
       Class A-2 Notes                            0.00                 0.00                   -          0.00
       Class A-3 Notes                            0.00           411,018.27          411,018.27          0.00
       Class A-4 Notes                            0.00           217,810.25          217,810.25          0.00
       Class B Notes                              0.00            51,009.00           51,009.00          0.00
----------------------------------------------------------------------------------------------------------------

M. Bond Principal Distributions

------------------------------------------------------------------------------------------------------------------------------------
       Priority Principal Distribution
       Regular Principal Distribution                                                                                   9,653,901.93
                                                                                                              ======================
       Total Principal Distribution                                                                                     9,653,901.93
                                                                                                                                   0
       Class A-1 Notes Principal Distribution                                                                                   0.00
       Class A-2 Notes Principal Distribution                                                                                   0.00
       Class A-3 Notes Principal Distribution                                                                           9,653,901.93
       Class A-4 Notes Principal Distribution                                                                                   0.00
       Class B Notes Principal Distribution                                                                                     0.00
------------------------------------------------------------------------------------------------------------------------------------